TIM HORTONS INC. 874 SINCLAIR ROAD, OAKVILLE, ONTARIO L6K 2Y1 TELEPHONE: (905) 845-6511, FACSIMILE: (905) 845-0265 May 2, 2014 Dear Shareholder: Re: By-law No. 1 of Tim Hortons Inc.: Further Amendments to Third-Party Director Compensation, Advance Notice Provision, and Committee Chair Tie-Breaking Vote At our upcoming annual and special meeting of shareholders on May 8, 2014, shareholders have been asked to vote on amendments to our By-law No. 1. We proposed a number of changes originally that were intended to reflect best practices. We are calling to your attention that our Board has recently approved additional amendments to the By-law, subject to approval by our shareholders at the upcoming annual and special meeting. These amendments further demonstrate the Board’s dedication to strong governance principles and reflect prevailing sentiment amongst our investors. These additional changes, reflected in the attached (marked) excerpts, are as follows:  The Board has removed the prohibition on third-party director compensation arrangements, in reliance on our existing By-law provision which already contains required disclosure of these compensation arrangements.  The Board has revised our existing provisions respecting advance notice for nomination of directors to replace the covenant for nominees to comply with relevant policies with an obligation to make timely disclosure of any known or potential non-compliance.  The Board has removed the ability of the chairman of a board committee to cast a tie-breaking vote. We believe these recent revisions, together with the earlier proposed changes to our By-law, will further enhance our corporate governance practices and procedures. Proxy advisory firm Glass Lewis originally recommended voting in favour of our By-law proposals. With the revisions described above, we believe we have addressed the concerns that Institutional Shareholder Services raised in its report. Your Board has unanimously approved the further amendments to the By-law. Shareholders must approve all of the proposed amendments, as recently revised, collectively, or none of the proposed By-law changes will be effective. Shareholders are encouraged to vote, and change any prior vote, in order to support the amendments to the By-law. Given the timing of the above additional amendments, the Board of Directors has extended the deadline for voting by proxy to 11:59 p.m. EDT on May 7, 2014, in order to provide shareholders with more time to vote prior to the meeting. We appreciate your continued interest in Tim Hortons. Yours truly, Jill E. Sutton Executive Vice President, General Counsel and Secretary Exhibit 99.1

1 AMENDED AND RESTATED BY-LAW NO. 1 OF TIM HORTONS INC., a corporation incorporated under the federal laws of Canada (the "Corporation") (Adopted as of June 29, 2009, as amended and restated May 8, 2014)

6 approved by the shareholders in accordance with Section 9.18 shall invalidate any prior act of the Board that would have been valid if such by-law had not been approved. Section 3.2 Qualification. (a) At least 25% of the directors of the Corporation must be resident Canadians, as defined in the Act. However, if the Corporation has less than four directors, at least one director must be a resident Canadian. (b) No person shall qualify for service as a director or continued service as a director if he or she is a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation or any of its subsidiaries, or has received any such compensation or other payment from or on behalf of any person or entity other than the Corporation or any of its subsidiaries, in each case which may relate in any way to such person’s anticipated, initial or continued service as a director; provided that agreements setting forth reasonable compensation, indemnification and/or reimbursement of out-of-pocket expenses in connection with candidacy as a director (but not for the avoidance of doubt in connection with service as a director) and any pre-existing employment agreement a candidate has with his or her employer (not entered into in contemplation of the employer’s investment in the Corporation or such employee’s candidacy or initial or continued service as a director), shall not be disqualifying under these guidelines. The Board may waive the application of this Section 3.2(b) with respect to any person or arrangement in its sole discretion. Section 3.3 Election and Term. The directors shall be elected at each annual meeting of shareholders to hold office until the next annual meeting or until their respective successors are elected or appointed, subject to earlier death, resignation, retirement, disqualification or removal. Subject to the rights of the holders of one or more series of Preferred Shares, a director may only be removed from office if the shareholders of the Corporation by ordinary resolution at a special meeting of shareholders remove such director from office. Section 3.4 Vacancies. Subject to the Act, where a vacancy occurs in the Board for any reason, including an increase in the number of directors, death, resignation, retirement, disqualification, removal or other cause, and a quorum of directors remains, the directors remaining in office may appoint a qualified person to fill the vacancy for the remainder of the term of the vacant seat. Section 3.5 Advance Notice for Nomination of Directors. (a) Meetings of Shareholders. Only persons who are nominated in accordance with the following procedures and who, at the discretion of the Board, satisfy the qualifications of a director as set out in Section 3.2 and the Act shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Shares regarding the rights of holders of one or more series of Preferred Shares to elect directors. Nominations of persons for election to the Board at any annual meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors as set forth in the Corporation's notice of such special meeting, may only be made (i) by or at the direction of the Board; or (ii) by a shareholder of the Corporation entitled to vote at such meeting, provided that in the case of a nomination made by a shareholder (A) the nomination proposal must be signed by one or more shareholders representing in the aggregate not less than 5% of the shares entitled to vote at such meeting; and (B) the shareholder submitting the nomination proposal must comply with the notice and other procedures set forth in this Section 3.5. (b) Timely Notice. In addition to the other requirements for nominations set forth in this Section 3.5, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a shareholder's notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting of shareholders, not later than the close of business on the 30 th day nor earlier than the opening of business on the 65 th day prior to the date of the annual meeting of shareholders; provided, however, that if the first public announcement of the date of such meeting is less than 40 days prior to the annual meeting, the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting or special meeting commence a new time period for the giving of a shareholder's notice as described in this Section 3.5.

7 (c) Notwithstanding anything in paragraph (b) above to the contrary, i f the management proxy circular for an annual meeting of shareholders nominates fewer than the number of directors to be elected at the meeting, a shareholder's notice required by this Section 3.5 shall also be considered timely, but only regarding nominees for the additional directorships that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such management proxy circular was first mailed to the shareholders by the Corporation. (d) Proper Written Form. To be in proper written form, a shareholder's notice to the Secretary must set forth: (i) as to each person whom the shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the proposed nominee, (B) the principal occupation or employment of the proposed nominee, (C) the class or series and number of shares in the capital of the Corporation, if any, held or owned by the proposed nominee and the date the shares were acquired, (D) any relationships, agreements or arrangements, including financial, compensation and indemnity related relationships, agreements or arrangements, between the proposed nominee or any of its affiliates or any person or entity acting jointly or in concert with the proposed nominee and the nominating shareholder, and (E) any other information relating to the proposed nominee that would be required to be disclosed in a management proxy circular or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to the Act and applicable securities legislation; and (ii) as to the shareholder giving the notice (A) the name and record address of such shareholder, (B) the class or series and number of shares in the capital of the Corporation held or owned by the shareholder and the date the shares were acquired, (C) any derivatives or other economic or voting interests in the Corporation and any hedges implemented with respect to the shareholder's interests in the Corporation, and (D) in the case of a special meeting of shareholders called for the purpose of electing directors, whether such shareholder intends to deliver a proxy circular and form of proxy to any shareholders of the Corporation in connection with such shareholder proposal. Such notice must be accompanied by a completed and signed questionnaire, representation and agreement required by Section 3.5(h) of these by-laws and a written consent of each proposed nominee to being named as a nominee and to serve as a director, if elected. References to "nominating shareholder" in this Section 3.5 shall be deemed to refer to each shareholder that nominates a person for election to the Board in the case of a nomination proposal where more than one shareholder is involved in making such nomination proposal. (e) Except as otherwise provided by the terms of one or more series of Preferred Shares regarding the rights of one or more series of Preferred Shares to nominate and elect directors, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.5; provided that the Board may waive the application of this Section 3.5 in whole or in part with respect to any person moving a nomination and/or with respect to any nominee, in each case in the Board’s sole discretion. If the Board or the chairman of the meeting of shareholders determines that any nomination of a person(s) for election to the Board was not made in accordance with the provisions of this Section 3.5, and the Board does not elect in its sole discretion to waive such requirements, then such nomination shall not be considered at any annual meeting of shareholders or at any special meeting of shareholders called for the purpose of electing directors, as applicable. Notwithstanding the foregoing provisions of this Section 3.5, if (i) the shareholder (or a qualified representative of the shareholder) does not appear at the meeting of shareholders of the Corporation to present the nomination, or (ii) the nominee fails to meet with the Nominating and Corporate Governance Committee at such committee's request, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation. (f) In the case of an annual meeting of shareholders, if the Board determines that a shareholder proposal which includes the nomination of a person(s) for election to the Board was made in accordance with the provisions of Section 3.5(d), Section 3.5(e) and the Act, the Corporation shall, unless an exemption is available under the Act, set out the proposed nominees in the management proxy circular that it circulates to its shareholders. In the case of a special meeting of shareholders called for the purpose of electing directors, regardless of whether the Board or the chairman of the meeting determines that a nomination of a person(s) for election to the Board was made in accordance with the provisions of this Section 3.5, the Corporation is not required to include any nominees proposed by its shareholders in accordance with this Section 3.5 in any management proxy circular that it circulates to its shareholders. (g) In addition to the provisions of this Section 3.5, a shareholder shall also comply with all of the applicable requirements of the Act and applicable securities legislation regarding the matters set forth herein. Nothing in this Section 3.5 shall be deemed to affect any rights of the holders of Preferred Shares to elect directors pursuant to the Articles.

8 (h) Nominee Questionnaire. To be eligible to be a nominee for election as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 3.5(b) of these by-laws) to the Secretary at the principal executive offices of the Corporation a completed written questionnaire with respect to the background, independence and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (a form of which questionnaire shall be provided by the Secretary upon written request of the nominating shareholder) and a written representation and agreement (in the form provided by the Secretary upon written request of the nominating shareholder) that such person nominated to serve as a director (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Corporation, with such person's fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation, and (iii) in such person's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Corporation., all of the foregoing in this item (iii) except as has been disclosed to the Corporation. Section 3.6 Remuneration. The Board shall have the authority to fix the remuneration of directors. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as determined by the Board in connection with their service as a director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee and any other compensation the Board shall determine in connection with their service on such committees of the Board. ARTICLE IV BOARD MEETINGS Section 4.1 Meetings. (a) The Board shall meet at least annually and may meet more frequently as needed. Meetings of the Board may be called by the Chairman of the Board, the Lead Director, the Chief Executive Officer, the President, or any three directors, as the case may be, and shall be held at such time, date and place as may be determined by the person calling the meeting, subject to the quorum requirements being satisfied, provided that if all of the directors consent, a director may participate in a meeting of the Board by means of a telephonic, electronic or other communication facility pursuant to Section 9.5(b). For the avoidance of doubt, a meeting of the Board may be held entirely by means of a telephonic, electronic or other communication facility pursuant to Section 9.5(b) if all of the directors consent. (b) Notice of each meeting of the Board shall be given, as provided in Section 9.3, to each director (i) not later than the day before the meeting if such notice is given by hand delivery or by means of a form of electronic document; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through ordinary mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the individual(s) who called the meeting. Any director may at any time waive the provision of the notice in accordance with Section 9.4. (c) Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. (d) Except as required by the Act, a notice of meeting need not specify the purpose of or the business to be transacted at the meeting. (e) Notwithstanding Section 4.1(a), a special meeting may be held at any time without notice if all of the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.

10 Section 5.2 Audit Committee. In furtherance of Section 5.1, without limiting the Board's powers set forth in such provision, the Board shall establish an audit committee whose composition and function conform with applicable law. The audit committee shall have the functions provided in the Act and applicable law and such other powers and duties as shall be delegated to the Audit Committee by the Board. Section 5.3 Available Powers. Any committee established pursuant to Section 5.1 and Section 5.2 hereof, subject to the limitations prescribed by applicable law or otherwise prescribed by the Board in that committee's mandate approved by the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it. Section 5.4 Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. Section 5.5 Procedures. Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. Unless the Board otherwise provides with respect to specific delegations of authority relating to a specific committee (or the Board otherwise directs with respect to a specific committee), at meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Articles or the by-laws. Each member of a committee of the Board is entitled to one vote on each matter. If a committee of the Board considers any action that results in an equal number of the directors at the committee meeting voting for and against the action, then in such case, the chairman of such committee of the Board shall not be entitled to cast a tie-breaking vote with respect to such action, in addition to the vote or votes to which the chairman may be entitled as a member of the committee, but, rather, the matter shall be referred to the full Board for review and determination. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these by-laws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these by-laws. ARTICLE VI OFFICERS Section 6.1 Officers. The officers of the Corporation elected by the Board shall be a Chairman of the Board, a Chief Executive Officer, a President, a Chief Financial Officer, a Treasurer, a Secretary and such other officers (including without limitation Vice Presidents, Assistant Secretaries and Assistant Treasurers) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chairman of the Board or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these by-laws or as may be prescribed by the Board or, if such officer has been appointed by the Chairman of the Board or President, as may be prescribed by the appointing officer. Section 6.2 Duties of Officers. All officers of the Corporation, as between themselves and the Corporation, shall, respectively, have such duties as are determined by the directors. Section 6.3 Term of Office. The officers of the Corporation shall hold office at the pleasure of the directors. Any officer of the Corporation may be removed, either with or without cause, at any time, by the affirmative vote of a majority of the directors then in office; such removal, however, shall be without prejudice to any contract rights of the person so removed. Section 6.4 Multiple Officeholders; Shareholder and Director Officers. Any number of offices may be held by the same person. Except as otherwise required by the Board, officers need not be shareholders or directors of the Corporation, other than the Chairman of the Board who must be a director.